Swan Defined Risk Growth Fund

Class Y Shares SDAYX

SUMMARY PROSPECTUS

November 2, 2018, as supplemented December 14, 2018

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund at swandefinedriskfunds.com/funddocuments/. You can also get this information at no cost by calling 1-877-896-2590, emailing OrderSwanFunds@thegeminicompanies.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information dated November 2, 2018, as supplemented December 14, 2018 are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Investment Objective: The Fund seeks growth of capital.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 40 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses (1)	0.79%
Acquired Fund Fees and Expenses (1) (2)	0.08%
Total Annual Fund Operating Expenses	1.87%
Fee Waiver and Expense Reimbursement (3)	(0.77)%
Total Annual Fund Operating Expenses After Fee Waiver	1.10%
(1)	Based on estimated amounts for the current fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange traded funds (“ETFs”).
(3)	Swan Capital Management, LLC (the “Adviser”) contractually agreed to waive its fees and reimburse expenses of the Fund, at least until October 31, 2020 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (excluding (i) any front end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 1.02% of average daily net assets attributable to Class Y shares. This fee waiver and expense reimbursement are subject to possible recoupment from the Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits and the expense limits in place at the time of recoupment. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days’ written notice to the Adviser.

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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The numbers reflect the expense caps through the first year only.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years
Y	$112	$513

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, no portfolio information is available.

Principal Investment Strategies: Using the sub-adviser’s proprietary “Defined Risk Strategy” (“DRS”) to select the Fund’s investments, the Fund seeks to achieve its investment objective by investing directly, or indirectly in:

•	capitalization-weighted U.S. large capitalization exchange-traded funds (“ETFs”) that invest in equity securities that are represented in the S&P 500 Index,
•	exchange-traded long-term put options on the S&P 500 Index for hedging purposes, and
•	exchange-traded put and call options on various equity indices to generate additional returns.

The DRS seeks to provide risk-managed growth of capital by matching or exceeding the long-term performance of the stock market while seeking to minimize the traditional losses incurred during bear markets. The Fund invests primarily in equity securities of large capitalization (over $10 billion) US companies directly or through ETFs. The sub-adviser anticipates income from dividend payments made by ETFs and individual securities, as well as income from short term trades and option premiums, although option income is also described as capital appreciation for tax and accounting purposes. The sub-adviser anticipates executing ETF trades through an exchange rather than trading directly with a fund. The Fund differs other funds managed by the adviser and sub-adviser by focusing on growth over protection.

The DRS philosophy is based upon the sub-adviser’s research indicating that market timing and/or stock selection is extremely difficult, may produce volatile returns and that asset allocation is limited in its risk reduction. Using DRS, the sub-adviser seeks to “define risk” by seeking to protect against large losses by hedging equity ETFs through investments in protective long-term S&P 500 Index put options. Additionally, the sub-adviser seeks to increase returns by buying and selling call and put options on several indices using hedging strategies.

Defined Risk Strategy

The DRS was created in 1997 by Randy Swan, President of the sub-adviser. The objective of the DRS is to provide risk-managed growth of capital by offering a strategy that seeks to match or exceed the long-term performance of the stock market while seeking to minimize the traditional losses incurred during bear markets. The DRS philosophy is based upon the sub-adviser’s research indicating that market timing and/or stock selection is extremely difficult and that asset allocation is limited in its risk reduction properties.

Stock Selection

The Fund invests 75-95% of its assets in capitalization-weighted U.S. large capitalization ETFs. This underlying position is hedged with long-term put options.

Hedging Process

The sub-adviser applies a put hedging strategy to hedge the Fund’s equity exposure. The Fund invests in long-term put options (referred to as paying a premium) that gives the Fund the right to sell a security or index at a set (strike) price or sell the long-term put option on an option exchange. The put strategy is executed using exchange-traded S&P 500 Index put options to hedge the portfolio and to reduce volatility. The put strategy seeks to limit downside loss. Generally, S&P 500 Index put options have an inverse relationship to the S&P 500 Index and its sector-specific constituents.

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Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance. The Fund may be invested 75-95% in the iShares Core S&P 500 ETF or SPDR S&P 500 ETF, or a combination of the two. The following risks may apply to the Fund’s direct investments as well as the Fund’s indirect risks through investing in ETFs.

  Derivatives Risk: The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including leverage risk and counterparty default risk.
  ETF Risk: ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks. ETFs are subject to specific risks, depending on the nature of the fund.
    Index-Related Risk: The ETFs in which the Fund invests are subject to the risks associated with changes to the index the ETFs are designed to track.
    Passive Investment Risk: The ETFs in which the Fund invests may be affected by a general decline in market segments related to the index the ETFs are designed to track.
    Tracking Error Risk: Investment in the Fund should be made with the understanding that the passive ETFs in which the Fund invests will not be able to replicate exactly the performance of the index they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.
  Large Capitalization Risk: Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.
  Leverage Risk: The use of leverage, such as that embedded in options, could magnify the Fund’s gains or losses.
  Limited History of Operations Risk: The Fund is a new mutual fund and has a limited history of operations for investors to evaluate. Investors bear the risk that the Fund may not be able to implement its investment strategies or attract sufficient assets.
  Management Risk: The sub-adviser’s dependence on its DRS process and judgments about the attractiveness, value and potential appreciation of particular investments or ETFs and options in which the Fund invests or writes may prove to be incorrect and may not produce the desired results.
  Market Risk: Overall securities market risks will affect the value of individual instruments in which the Fund invests. Factors such as economic growth and market conditions, interest rate levels, and political events affect the US securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.
  Option Risk: Purchased put options may expire worthless. Written call and put options may limit the Fund’s participation in equity market gains and may amplify losses in market declines. The Fund’s losses are potentially large in a written put or call transaction. If unhedged, written calls expose the Fund to potentially unlimited losses.
  Small Capitalization Risk: To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than do larger companies.

Performance: Because the Fund has only recently commenced investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.swandefinedriskfunds.com or by calling 1-877-896-2590.

Investment Adviser: Swan Capital Management, LLC

Sub-Adviser: Swan Global Management, LLC

Portfolio Managers: Randy Swan, CPA, President of the Adviser and sub-adviser, has served the Fund as its Lead Portfolio Manager since it commenced operations in 2015. Robert Swan, Portfolio Manager and Chief Operating Officer of the Adviser, has served the Fund as a Portfolio Manager since 2016. Micah Wakefield, Portfolio Manager of the Sub-Adviser, has served the Fund as a Portfolio Manager since 2018. Chris Hausman, Portfolio Manager of the Sub-Adviser, has served the Fund as a Portfolio Manager since 2018.

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Purchase and Sale of Fund Shares: The investment minimums for the Fund are:

	Initial Investment		Subsequent Investment
Class	Regular Account	Retirement Account	Regular Account	Retirement Account
Y	$25,000,000	$25,000,000	$500	$500

Class Y shares are only available to those investors participating in certain model investment programs through financial intermediaries, and certain institutional investors, approved by the Adviser. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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